SIXTH AMENDMENT TO $50,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT


         SIXTH AMENDMENT TO $50,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 23rd day of March, 2001 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.


                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $50,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, and by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $200,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998 , by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, and by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2000, and as further amended, restated or otherwise modified from time to time, the "$200MM Credit Facility");

         WHEREAS, the Borrower has requested that, among other things, certain financial covenants of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1. Definitions, Generally. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         SECTION 2. Amendment to Section 7.01(e). Section 7.01(e) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  (e) Fixed Charges Coverage Ratio. Commencing January 1, 2002, and at all times thereafter during the term hereof, the Fixed Charges Coverage Ratio shall not be less during the following time periods than the ratio set forth opposite such time periods:

                      Time Period                             Minimum Ratio
                      -----------                             -------------
         From January 1, 2002 through March 31, 2003          1.00 to 1.00
         April 1, 2003 and thereafter                         1.05 to 1.00

         SECTION 3. Amendment to Section 7.01(f). Section 7.01(f) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows:

                  (f) Capital Expenditures. Capital Expenditures (not including any Galaxy X Transponder (as defined in the definition of Operating Cash Flow) purchases) paid or incurred by the Borrower and the Restricted Subsidiaries shall not exceed, in the aggregate, the following amounts during the following years, provided that, any unused portion for any such year may be used during the following fiscal year only (but not thereafter):

                  Fiscal Year                     Maximum Amount
                  -----------                     --------------
                  1998                            $90,000,000
                  1999                            $35,000,000
                  2000                            $35,000,000
                  2001                            $60,000,000, provided
                                                  that, if the Kanas Closing
                                                  occurs during the year 2001,
                                                  this limitation shall be
                                                  increased by $10,000,000 to a
                                                  maximum amount of $70,000,000
                  January 1, 2002 and thereafter  Not Applicable

                  In addition, Capital Expenditures for the purpose of purchasing satellite transponders may be made, provided no Default or Event of Default exists or would result therefrom in the aggregate amount throughout the term of this Agreement of $45,000,000 (excluding the Galaxy X Transponder down payment of $9,100,000).

         SECTION 4. Conditions Precedent. This Sixth Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Sixth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Sixth Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Sixth Amendment will not cause a Default or Event of Default, except those Defaults and Events of Default specifically waived hereby, (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Sixth Amendment and all Loan Papers and to execute and perform all transactions contemplated by this Sixth Amendment, and all other documents and instruments delivered or executed in connection with this Sixth Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Sixth Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding this Sixth Amendment and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements;

                  (c) the Borrower and the Lenders shall have entered into a sixth amendment to the $200MM Credit Facility on terms substantially identical to the terms of this Sixth Amendment; and

                  (d) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Sixth Amendment and the transactions contemplated hereby.

         SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Sixth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 6. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 7. Counterparts. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 8. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 9. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 10. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Sixth Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.


                                      GCI HOLDINGS, INC.



                                      /s/
                                      By: John M. Lowber
                                      Its: Secretary/Treasurer

                                      BANK OF AMERICA, N.A., (formerly
                                      NationsBank, N.A.), Individually as a
                                      Lender and as Administrative Agent



                                      /s/
                                      By: Derrick Bell
                                      Its: Principal

                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      Documentation Agent and Individually as a Lender



                                      /s/
                                      By: Jeremy Horn
                                      Its: Vice President

                                      TD SECURITIES (USA), INC., as Syndication
                                      Agent



                                      /s/
                                      By: William J. Burke
                                      Its: Vice President

                                      TORONTO DOMINION (TEXAS), INC.,
                                      Individually as a Lender




                                      By:
                                      Its:

                                      COBANK, ACB, Individually as a Lender



                                      /s/
                                      By: John McFarlane
                                      Its: Vice President




                                      By:
                                      Its:

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      Individually as a Lender



                                      /s/
                                      By: Brian P. Ward
                                      Its: Manager-Operations

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      Individually as a Lender



                                      /s/
                                      By: Craig R. Cuppru
                                      Its: Associate Vice President

                                      BANK OF HAWAII, Individually as a Lender




                                      By:
                                      Its:

                                      THE BANK OF NEW YORK, Individually as a
                                      Lender




                                      By:
                                      Its:

                                      BNP PARIBAS (successor by merger to
                                      PARIBAS and BANQUE NATIONALE DE PARIS),
                                      Individually as a Lender




                                      By:
                                      Its:




                                      By:
                                      Its:

                                      CITY NATIONAL BANK, Individually as a
                                      Lender



                                      /s/
                                      By: Patrick M. Drum
                                      Its: Vice President

                                      FLEET NATIONAL BANK, Individually as a
                                      Lender



                                      /s/
                                      By: Denis D. Hamboyan
                                      Its: Director

                                      THE FUJI BANK, LIMITED, LOS ANGELES
                                      AGENCY, Individually as a Lender




                                      By:
                                      Its:

                                      THE SUMITOMO BANK, LIMITED, Individually as a Lender




                                      By:
                                      Its:

                                      NATIONAL BANK OF ALASKA, Individually as a
                                      Lender



                                      /s/
                                      By: Brent Ulmer
                                      Its: Vice President

                                      ALLFIRST BANK, Individually as a Lender



                                      /s/
                                      By: Michael C. Toomey
                                      Its: Vice President